Exhibit 10.5

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the “Amendment”) is entered into and effective as of the 8th of July 2005 (the “Effective Date”), by and among Neff Corp., a Delaware corporation (the “Company”), Neff Rental LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company, Neff Finance Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Neff Rental LLC, Neff Rental, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Neff Rental LLC, and Mark H. Irion, an individual (the “Executive” and collectively with the Company, Neff Rental LLC, Neff Finance Corp. and Neff Rental, Inc., the “Parties”).

Recitals

WHEREAS, the Executive and the Company entered into an Employment Agreement, effective as of March 1, 2000 (the “Original Agreement”), where the Company and the Executive agreed to employ the Executive as Chief Financial Officer of the Company; and

WHEREAS, the Executive and the Company entered into the First Amendment to the Original Agreement, effective as of January 31, 2005 (the “First Amendment”); and

WHEREAS, the Executive and the Company desire to add Neff Rental LLC, Neff Finance Corp. and Neff Rental, Inc. as parties to the Original Agreement and the First Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties agree as follows:

Terms and Conditions

As of the Effective Date, the Original Agreement and the First Amendment are hereby amended to add Neff Rental LLC, Neff Finance Corp. and Neff Rental, Inc. as “Parties” (as the term is defined in each of the Original Agreement and First Amendment).

[signature page follows]

IN WITNESS WHEREOF, the Company, Neff Rental LLC, Neff Finance Corp. and Neff Rental, Inc. have caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

NEFF CORP.

By:	/s/
Name:
Title:

NEFF RENTAL LLC

By:	/s/
Name:
Title:

NEFF FINANCE CORP.

By:	/s/
Name:
Title:

NEFF RENTAL, INC.

By:	/s/
Name:
Title:

EXECUTIVE

/s/
Mark Irion

Second Amendment to Mark Irion Employment Agreement